                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  July 29, 2003


                            NATIONAL CITY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     1-10074                     34-1111088
(State or Other Jurisdiction         (Commission File               (IRS Employer
      of Incorporation)                  Number)                  Identification No.)


               1900 East Ninth Street, Cleveland, Ohio 44114-3484
               (Address of Principal Executive Offices) (Zip Code)


                                 (216) 222-2000
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired:  None

(b) Pro Forma Financial Information:  None

(c) Exhibits:   14.1 - Code of Ethics
                14.2 - Code of Ethics for Senior Financial Officers
                99 - Corporate Governance Guidelines

ITEM 9.  REGULATION FD DISCLOSURE.

In October 2002, National City Corporation (NYSE: NCC) established new Corporate Governance Guidelines in response to the proposed New York Stock Exchange Corporate Governance Rules and the Sarbanes-Oxley Act of 2002. On July 29, 2003, the Board of Directors of National City Corporation approved amendments to National City's Corporate Governance Guidelines to strengthen and improve National City's already strong corporate governance practices. The amended Corporate Governance Guidelines include procedures by which an employee, officer or other interested party may communicate with non-management members of the Board of Directors and also specify the presiding director for non-management sessions of the Board of Directors. Additionally, the amended Corporate Governance Guidelines list additional requirements of an "independent director" and specify that fees paid to the public auditor for non-audit services should not exceed the sum of fees paid for both audit and audit related services. A copy of the amended Corporate Governance Guidelines is attached to this Form 8-K as Exhibit 99.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

In October 2002, National City established a new Code of Ethics and a Code of Ethics for Senior Financial Officers in response to the proposed New York Stock Exchange Corporate Governance Rules and the Sarbanes-Oxley Act of 2002. On July 29, 2003, the Board of Directors approved amendments to the Code of Ethics and the Code of Ethics for Senior Financial Officers to strengthen and improve National City's already strong corporate governance practices. The amended Code of Ethics revises the list of persons to which the Code of Ethics is applicable and expands the restrictions pertaining to corporate opportunities and benefits for employees, officers and directors. The amended Code of Ethics also includes procedures by which an employee, officer or other interested party may communicate with non-management members of the Board of Directors and also specifies the presiding director for non-management sessions of the Board of Directors. The amended Code of Ethics for Senior Financial Officers specifically defines the class of persons to which the Code of Ethics for Senior Financial Officers applies. Copies of the amended Code of Ethics and the amended Code of Ethics for Senior Financial Officers are attached to this Form 8-K as Exhibits
14.1 and 14.2, respectively.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         National City Corporation
                                         ------------------------
                                               (Registrant)


Dated: July 30, 2003                     By /s/ David L. Zoeller
                                         ------------------------
                                         David L. Zoeller
                                         Executive Vice President and
                                         General Counsel